FBR Securitization Trust 2005-4
Disclaimer
COMPUTATIONAL MATERIALS
This presentation contains tables and other statistical analyses (the “Computational Materials”). These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. (“FBR”) in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by FBR and not by the issuer of the securities. They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.
Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context. In addition, no assurance can be given as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.
Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.
If the Computational Materials were generated using a hypothetical group of mortgage loans, the specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. If these Computational Materials are based only on a statistical pool of mortgage loans expected to be included in the trust along with other mortgage loans on the closing date, the specific characteristics of these securities also may differ from those shown in the Computational Materials. A statistical pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although FBR believes the information with respect to the statistical pool will be representative of the final pool of mortgage loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool. Certain mortgage loans contained in a statistical pool or the actual pool may be deleted from the final pool of mortgage loans delivered to the trust on the closing date.
The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither FBR nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

FBRSI 2005-4 Friedman Billings Ramsey	2nd Liens

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Mortgage Rate (%)	Loans	Balance	Balance	Coupon	Score	LTV

7.501 - 8.000	1	96,409.21	0.14	8.000	682	100.00
8.001 - 8.500	5	429,346.58	0.64	8.432	709	99.35
8.501 - 9.000	40	3,123,485.16	4.63	8.915	716	99.89
9.001 - 9.500	106	7,933,800.51	11.76	9.378	705	99.70
9.501 - 10.000	525	29,784,138.75	44.16	9.860	689	99.84
10.001 - 10.500	165	10,563,835.77	15.66	10.389	661	99.90
10.501 - 11.000	220	12,359,629.53	18.33	10.881	645	99.84
11.001 - 11.500	65	3,028,139.49	4.49	11.168	634	99.84
11.501 - 12.000	2	123,812.34	0.18	11.600	653	100.00

Total:	1,129	67,442,597.34	100.00	10.080	677	99.83

Min: 8.000
Max: 11.600
Weighted Average: 10.080

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Current Balance ($)	Loans	Balance	Balance	Coupon	Score	LTV

0.01 - 50,000.00	433	14,176,780.67	21.02	10.252	672	99.79
50,000.01 - 100,000.00	606	43,276,909.30	64.17	10.069	676	99.81
100,000.01 - 150,000.00	90	9,988,907.37	14.81	9.882	687	99.98

Total:	1,129	67,442,597.34	100.00	10.080	677	99.83

Min: $12,381.21
Max: $137,757.77
Average: $59,736.58

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Loan Type	Loans	Balance	Balance	Coupon	Score	LTV

Balloon 30/15	1,111	66,663,529.42	98.84	10.079	677	99.83
Fixed 15 yr	17	718,752.46	1.07	10.063	677	99.60
Fixed 30 yr	1	60,315.46	0.09	11.150	597	100.00

Total:	1,129	67,442,597.34	100.00	10.080	677	99.83

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Rate Type	Loans	Balance	Balance	Coupon	Score	LTV

Balloon	1,111	66,663,529.42	98.84	10.079	677	99.83
Fixed	18	779,067.92	1.16	10.147	671	99.63

Total:	1,129	67,442,597.34	100.00	10.080	677	99.83

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
MI Coverage	Loans	Balance	Balance	Coupon	Score	LTV

Not Covered	1,129	67,442,597.34	100.00	10.080	677	99.83

Total:	1,129	67,442,597.34	100.00	10.080	677	99.83

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-4 Friedman Billings Ramsey	2nd Liens

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Seasoning (Months)	Loans	Balance	Balance	Coupon	Score	LTV

2	207	12,819,788.20	19.01	10.011	679	99.84
3	526	31,395,843.08	46.55	10.112	677	99.85
4	378	22,286,832.65	33.05	10.066	676	99.79
5	13	583,586.35	0.87	10.246	676	100.00
6	2	132,495.09	0.20	10.788	643	100.00
7	3	224,051.97	0.33	9.947	679	100.00

Total:	1,129	67,442,597.34	100.00	10.080	677	99.83

Min: 2
Max: 7
Weighted Average: 3

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Lien Position	Loans	Balance	Balance	Coupon	Score	LTV

2	1,129	67,442,597.34	100.00	10.080	677	99.83

Total:	1,129	67,442,597.34	100.00	10.080	677	99.83

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Original LTV (%)	Loans	Balance	Balance	Coupon	Score	LTV

85.01 - 90.00	3	144,905.27	0.21	9.801	664	89.44
90.01 - 95.00	31	1,682,191.29	2.49	9.947	683	94.68
95.01 - 100.00	1,095	65,615,500.78	97.29	10.084	677	99.99

Total:	1,129	67,442,597.34	100.00	10.080	677	99.83

Min: 87.51
Max: 100.00
Weighted Average: 99.83

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
FICO Score	Loans	Balance	Balance	Coupon	Score	LTV

580 - 599	1	60,315.46	0.09	11.150	597	100.00
600 - 619	14	772,779.44	1.15	10.686	617	99.87
620 - 639	216	11,701,836.25	17.35	10.572	630	99.91
640 - 659	256	14,918,396.51	22.12	10.428	649	99.81
660 - 679	186	11,266,981.31	16.71	10.156	669	99.83
680 - 699	155	9,527,316.70	14.13	9.794	689	99.74
700 - 719	126	8,320,938.04	12.34	9.577	708	99.81
720 - 739	76	4,804,183.65	7.12	9.615	729	99.82
740 - 759	53	3,474,085.55	5.15	9.590	749	99.90
760 - 779	35	2,076,539.17	3.08	9.496	768	100.00
780 - 799	8	429,358.55	0.64	9.499	788	100.00
800 - 819	3	89,866.71	0.13	9.729	805	98.75

Total:	1,129	67,442,597.34	100.00	10.080	677	99.83

Min: 597
Max: 814
NZ Weighted Average: 677

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-4 Friedman Billings Ramsey	2nd Liens

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Use of Proceeds	Loans	Balance	Balance	Coupon	Score	LTV

Purchase	1,045	62,211,012.20	92.24	10.068	678	99.89
Cashout Refinance	76	4,865,967.24	7.21	10.184	664	99.15
Rate/Term Refinance	8	365,617.90	0.54	10.689	653	99.83

Total:	1,129	67,442,597.34	100.00	10.080	677	99.83

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Property Type	Loans	Balance	Balance	Coupon	Score	LTV

Single Family	834	51,376,776.37	76.18	10.080	676	99.83
Condo	135	7,491,512.64	11.11	10.063	682	99.95
PUD	135	7,093,411.19	10.52	10.079	675	99.79
Duplex	25	1,480,897.14	2.20	10.158	689	99.65

Total:	1,129	67,442,597.34	100.00	10.080	677	99.83

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Documentation Type	Loans	Balance	Balance	Coupon	Score	LTV

Stated	1,126	67,204,055.59	99.65	10.078	677	99.83
Limited	2	178,226.29	0.26	10.553	644	100.00
Full	1	60,315.46	0.09	11.150	597	100.00

Total:	1,129	67,442,597.34	100.00	10.080	677	99.83

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Occupancy Type	Loans	Balance	Balance	Coupon	Score	LTV

Owner Occupied	1,129	67,442,597.34	100.00	10.080	677	99.83

Total:	1,129	67,442,597.34	100.00	10.080	677	99.83

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-4 Friedman Billings Ramsey	2nd Liens

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Geographic Distribution	Loans	Balance	Balance	Coupon	Score	LTV

Arizona	39	1,583,693.60	2.35	10.139	691	99.89
California	609	46,123,069.84	68.39	9.976	679	99.86
Colorado	24	964,991.05	1.43	10.619	653	100.00
Connecticut	3	132,547.82	0.20	10.562	658	100.00
Florida	59	2,825,840.03	4.19	10.576	676	99.58
Hawaii	5	413,967.36	0.61	10.128	677	98.20
Illinois	160	7,554,857.29	11.20	10.498	675	99.84
Kansas	3	143,553.72	0.21	10.674	650	100.00
Michigan	4	149,591.80	0.22	10.130	700	100.00
Missouri	16	599,842.61	0.89	10.477	668	99.47
Nevada	33	1,838,832.42	2.73	10.177	674	99.52
Oklahoma	7	171,663.60	0.25	10.455	648	100.00
Oregon	4	168,201.65	0.25	10.296	668	100.00
South Carolina	1	25,808.58	0.04	11.100	640	100.00
Tennessee	1	15,977.41	0.02	9.750	708	100.00
Texas	132	3,625,217.34	5.38	9.700	663	99.92
Utah	21	714,370.16	1.06	10.790	661	100.00
Washington	6	254,788.48	0.38	9.604	703	100.00
Wisconsin	2	135,782.58	0.20	9.228	690	100.00

Total:	1,129	67,442,597.34	100.00	10.080	677	99.83

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Prepayment Penalty Term (Months)	Loans	Balance	Balance	Coupon	Score	LTV

0	272	13,792,321.41	20.45	10.429	674	99.82
12	42	3,364,188.52	4.99	9.893	685	100.00
24	777	49,012,385.95	72.67	10.001	677	99.83
36	38	1,273,701.46	1.89	9.836	678	99.81

Total:	1,129	67,442,597.34	100.00	10.080	677	99.83

Loans with Penalty: 79.55
Margin (%) — ARM Only
ARM Only
ARM Only
ARM Only
ARM Only
ARM Only

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.